UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2020

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Offering of Senior Notes
On June 22, 2020, The Brink's Company (“Brink's” or the “Company”) closed a private offering (the “Offering”) of $400 million aggregate principal amount of senior unsecured notes due 2025 (the “Notes”). The Notes were issued pursuant to a senior notes indenture dated as of June 22, 2020 (the “Indenture”) by and among the Company, certain subsidiaries of the Company (the “Subsidiary Guarantors”) and U.S. Bank National Association as trustee.
The Company intends to use the proceeds from the Offering to repay certain existing indebtedness incurred in connection with the acquisition of the G4S cash management business, finance the remaining acquisitions of the G4S cash management business and pay certain fees and expenses related to the G4S acquisitions. Remaining net proceeds are expected to be used for working capital needs, capital expenditures, acquisitions and other general corporate purposes.
The Indenture
The Notes are governed by the Indenture and will bear interest at a rate of 5.500% per year, payable semiannually in arrears in cash on January 15 and July 15 of each year, beginning on January 15, 2021. The Notes will mature on July 15, 2025.
The Company may redeem some or all of the Notes on or after July 15, 2022 at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. The Company may also redeem some or all of the Notes at any time prior to July 15, 2022 at a price equal to 100% of the principal amount of the Notes redeemed plus a “make-whole” premium described in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. In addition, the Company may redeem up to 35% of the aggregate principal amount of the Notes at any time before July 15, 2022, with net cash proceeds from certain equity offerings at the applicable redemption price set forth in the Indenture, plus accrued and unpaid interest, if any, to, but not including, the redemption date. If the Company experiences specific kinds of changes in control or certain assets are sold, it may also be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest, if any, to but not including the repurchase date.
If an event of default, as defined in the Indenture, shall have happened and be continuing, either the trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may, subject to certain exceptions provided in the Indenture, declare the principal amount of the Notes and any accrued and unpaid interest through the date of such declaration, to be immediately due and payable. In the case of certain events of bankruptcy or insolvency, the principal amount of the Notes and any unpaid interest accrued thereon through the occurrence of such event shall automatically become and be immediately due and payable.
The Notes are guaranteed on a senior unsecured basis by each of the Subsidiary Guarantors. The Notes will rank senior in right of payment to any of the Company’s future subordinated indebtedness, will rank equally in right of payment with all of the Company’s existing and future senior indebtedness, will be effectively subordinated to all of the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and will be structurally subordinated to all of the existing and future indebtedness and other liabilities of the Company’s subsidiaries that are not Subsidiary Guarantors.
The Indenture contains covenants that limit the ability of the Company and certain of its subsidiaries to (i) grant or permit liens, (ii) declare or pay dividends, make distributions on or redeem or repurchase the Company’s capital stock; (iii) engage in sale/leaseback transactions and (iv) engage in a consolidation or merger, or sell, transfer or otherwise dispose of all or substantial all of their assets. These covenants are subject to important exceptions and qualifications.
The Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description of the material terms of the Indenture above is qualified in its entirety by reference to Exhibit 4.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 8.01	Other Events

On June 18, 2020, the Company issued a press release announcing that it intended to commence a private offering to eligible purchasers of the Notes. On June 18, 2020, the Company announced the pricing of the Offering and on June 22, 2020, the Company issued a press release announcing the closing of the Offering. Copies of the press releases announcing the proposed offering, the pricing of the Offering and the closing of the Offering are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.
The Notes and related guarantees have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01 of this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 9.01		Financial Statements and Exhibits

(d)	Exhibits

4.1
Senior Notes Indenture dated as of June 22, 2020 among The Brink's Company, the Subsidiary Guarantors named therein, and U.S. Bank National Association, as trustee, relating to the Senior Notes due 2025

	99.1	Press Release, dated June 18, 2020, issued by The Brink’s Company

	99.2	Press Release, dated June 18, 2020, issued by the Brink’s Company

	99.3	Press Release, dated June 22, 2020, issued by the Brink’s Company

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: June 22, 2020	By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer

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